MODERN WOODMEN OF AMERICA

Modern Woodmen of America Variable Annuity Account
Supplement Dated January 22, 2004
to the
Prospectus For
Individual Flexible Premium Deferred Variable Annuity Certificate
(Dated May 1, 2003)


This supplement describes certain information about the individual flexible premium deferred variable annuity certificate (the "Certificate") included in the above referenced prospectus. Please read this supplement carefully and retain it with your prospectus for future reference.

Effective May 1, 2004, the T. Rowe Price Mid-Cap
Growth Subaccount ("TMC Subaccount") will not be available for investment (allocation of premium payments and transfers) under Certificates issued on or after that date. The TMC Subaccount will continue to be available for investment to a Certificate Holder whose Certificate is issued on or before April 30, 2004 ("Existing Certificate Holder").
Existing Certificate Holders may continue to allocate premium payments to and make transfers from the other
Subaccounts and the Declared Interest Option to the TMC Subaccount. Existing Certificate Holders may also continue to make transfers from the TMC Subaccount to the other Subaccounts and the Declared Interest Option.